EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FACT Corporation (the “Company”) on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jacqueline Danforth, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2009	By: /s /Jacqueline Danforth
Name: Jacqueline Danforth
Title: Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)